                        VAN ECK GLOBAL HARD ASSETS FUND
                        -------------------------------
                              1996 ANNUAL REPORT

Dear Fellow Shareholder:

We are pleased to report that the Van Eck Global Hard Assets Fund was the top performing global equity fund among 162 funds in 1996 with a 45.6% return, and finished the year as the 18th best performing mutual fund among all mutual funds (over 5,000) in the United States, according to Lipper Analytical Services, Inc.* The Fund also outpaced the market while assuming less risk-its net asset value fluctuated more than 1% in value on only 16 days in 1996, compared to 38 days for the Standard & Poor's 500 Index. The S&P 500 advanced 23.0% for the year.

Fund Review

The Fund's exceptional performance was fueled by strong supply and demand fundamentals in the energy and real estate sectors. Energy was the Fund's largest and best performing sector. In 1996, we maintained an average weighting of approximately 35% in the energy sector. Returns were driven by stronger commodity prices, successful application of technology to exploration efforts and the cost reduction that this application of technology brought to exploration and development efforts.

In 1996, crude oil prices averaged more than $4 per barrel higher than in 1995. The reasons include a combination of stronger demand brought on by economic growth in Asia and a cold winter in the U.S. and Europe, as well as production delays in the non-OPEC countries and a lack of Iraqi exports for most of the year. Natural gas prices were also sharply higher due primarily to a cold winter in the Northeast and Midwest, which depleted inventories. Moreover, ongoing advancements in technology continued to improve efficiencies and exploration results. One estimate shows drilling success rates doubling in the past ten years due to technological changes.

The Fund's energy holdings benefited from these trends. The share price of Flores & Rucks, a Louisiana-based exploration and production company, soared over 200% as the company enjoyed a 70% success rate on its exploration activities. United Meridian, a U.S.-based company with properties off the African coast, also saw its stock price soar almost 200%. On the service side, drilling stocks, such as Marine Drilling, UTI Energy and Falcon Drilling, were standout investments as well.

Real estate securities in the U.S. contributed significantly to performance, particularly late in the year. In the fourth quarter, we raised the allocation to this sector from roughly 17% to 26%. U.S. real estate investment trusts, or REITs, gained approximately 35% in 1996. Moreover, REITs finished the year on a strong note, with fund flows into U.S. REITs accelerating significantly during the fourth quarter. Mutual funds and institutional REIT sector funds were the most notable buyers, the former seeking a relatively safe haven and the latter replacing direct property investments with REIT stock investments.

The outlook for REITs is favorable as fundamentals in the U.S. commercial property markets are attractive. The overall vacancy rate for North American office properties is about 12%, down from 20% in 1992. Vacancy rates in certain sub-markets, especially suburban areas, are less than 10%. Full service hotel occupancy rates have surged from the low 60% range to the high 60's on average, with many cities enjoying occupancies well above 70%. New supply in both of these sectors is still relatively minimal, with annual construction levels at about one-fourth previous peak levels.

During 1996, the Fund's largest real estate holding was Patriot American Hospitality (PAH), a dynamic acquirer of full service (business class, luxury and resort) U.S. hotels. The company has a strategic alliance with several of the premier lodging companies in the U.S., including Hilton, Doubletree and Wyndham. Since going public in October 1995, PAH has more than tripled the size of its portfolio.

Disappointing sectors included industrial metals, forest products and paper, and precious metals.

Industrial metals and paper shares underperformed the S&P 500 as the primary performance driver, underlying asset prices, declined. Prices of industrial metals fell almost 9%, while pulp prices dropped nearly 50% from the highs set late in 1995. In both industries, supply growth outstripped demand. In addition, both sectors endured severe inventory corrections on both the producer and consumer levels. These two factors resulted in a loss of pricing power, causing earnings to decline significantly.

Fortunately, our allocations to these sectors were low, with approximately 6% of total investments in each. The investments that we did hold in these sectors were stocks of companies that held up well in this environment, namely low-cost producers and companies with undervalued assets. These included Aluminum Company of America (Alcoa) and Willamette and Rayonier, both forest products and paper companies. Fort Howard, the lowest-cost commercial tissue producer, was our biggest winner in the paper sector. Titanium stocks were the best performing metal sector. During the year, we held Titanium Metals and RMI Titanium.

Gold started the year on a strong note, jumping to over $418 per ounce in the first quarter, but it gradually fell in price throughout 1996, finishing the year at $367.70, down 5%. Several factors contributed to the sell-off in gold. With low inflation dominating the monetary picture, investment demand, a primary price driver, was weak. Real short-term interest rates were positive, putting a high opportunity cost on holding gold, and currency stability reigned. Further, an increasing number of central banks, particularly in Europe, sold large amounts of their gold reserves. A significant portion of the sales took place during the second half of the year. Finally, after two years of declines, mine production rose despite lower output from the world's largest supplier, South Africa, where production dropped by 30 tonnes. Our cautious outlook for precious metals led us to keep the portfolio's weighting to the sector at a low level throughout the year.

The Outlook

In 1997, we believe hard assets will again outperform financial assets, although we do not expect a repeat of the exceptional returns that we enjoyed in 1996. The supply and demand fundamentals that helped the Fund register solid investment results are still firmly in place.

We believe global growth will be healthy. The monetary environment is extremely stimulative and central banks around the world are cutting interest rates (German and Japanese short-term rates are at historical lows). Increased liquidity has been finding its way into financial assets, but over the next year we expect to see much of that money going into the real economy, pushing economic growth higher. The emerging market countries are showing considerable strength: China is likely to grow by 10% next year, growth in developing Latin America should accelerate from 0.9% in 1995 to 4% in 1997 and Eastern Europe should grow at 4%, up from 0.4% this year. Raw materials are essential to the building of developing economies. Therefore, strong economic growth leads to increasing demand and higher prices for hard assets.

Our strategy will be to maintain a significant energy weighting due to the sector's healthy fundamentals. We remain optimistic about our best performing sector of 1996, oil services and drilling, and we believe there is significant upside potential for this group. On the exploration side, our focus remains on companies with good exploration success probabilities and away from companies with high commodity exposure.

Expecting strong returns on real estate investments, we intend to maintain a
substantial weighting of Fund assets in this sector.   The U.S. market remains
the most attractive on a risk-adjusted basis. Thus, we will continue to overweight the Fund in the U.S., with an emphasis on the office/lodging sectors. We also intend to increase the Fund's exposure to selected Asian property companies to take advantage of high growth rates in the region.

We plan to increase exposure to industrial metals producers as the environment for these companies appears to be improving and we will use weakness as buying opportunities. Since we fail to see signs of improvement in the paper sector, we intend to take a "wait-and-see" approach before increasing the Fund's allocation. Finally, we plan to maintain a neutral stance on precious metals, which currently represent about 10% of the portfolio.

We would like to thank you for your investment in the Global Hard Assets Fund. We look forward to helping you meet your investment objectives in the future.

[PHOTO]

John C. van Eck
Chairman

[PHOTO]

Derek S. van Eck
Portfolio Manager

January 25, 1997

*Since its inception (11/2/94), the fund ranked third out of 123 global equity funds, according to Lipper. Rankings are calculated before sales charges.

---------------------------------------------------------------------
Performance Record as of 12/31/96
---------------------------------------------------------------------

Average Annual                       After Maximum       Before
Total Return                         Sales Charge+       Sales Charge
---------------------------------------------------------------------

A shares-Life (since 11/2/94)               25.8%          28.7%
---------------------------------------------------------------------
1 year                                      38.7%          45.6%
---------------------------------------------------------------------
B shares-Life (since 4/24/96)**             19.6%          24.6%
---------------------------------------------------------------------
C shares-Life (since 11/2/94)               28.9%          28.9%
---------------------------------------------------------------------
1 year                                      44.2%          45.2%
---------------------------------------------------------------------

The performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Advisor is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

+  A shares: maximum sales charge = 4.75%
   B shares: maximum contingent deferred sales charge = 5.0%
   C shares: 1% redemption charge, 1st year

** Not annualized.

Van Eck Global Hard Assets Fund* vs. the S&P 500
1996 Performance

              Global Hard Assets Fund      S&P 500
              -----------------------      -------
12/31/95            10,000                 10,000
Jan                 10,524                 10,326
Feb                 10,684                 10,398
Mar                 11,199                 10,536
Apr                 11,798                 10,678
May                 11,976                 10,922
Jun                 12,022                 11,008
Jul                 11,607                 10,504
Aug                 12,306                 10,702
Sep                 12,626                 13,346
Oct                 13,325                 11,642
Nov                 14,014                 12,545
Dec                 14,566                 12,296


*Before sales charges, assumes a $10,000 investment made on December 31, 1995.

                        REPRESENTATIVE EQUITY HOLDINGS*
                        ------------------------------
                            AS OF DECEMBER 31, 1996

Norsk Hydro AS
(Norway, 1.6%)

Norsk Hydro is the largest listed Norwegian company and is involved in oil and gas operations, aluminum production and fertilizer production. The company is the western world's largest producer of fertilizers, the fifteenth-largest oil company in the world in terms of reserves and production, the world's fifth-largest primary aluminum producer and the world's largest producer of processed aluminum products. Norsk Hydro is also a major petrochemical producer.

Rayonier Inc.
(U.S., 1.4%)

Rayonier is a forest products company that produces and sells timber, wood
products and specialty pulp. The      company owns approximately 1.5 million
acres of timber resources in the United States and New Zealand and    operates
pulp and lumber mills in the United States.

Alumax Inc.
(U.S., 1.8%)

Alumax produces and markets primary aluminum and is a major fabricator of value-added aluminum products for the building and construction, transportation, containers and packaging and consumer durables industries. It is the third largest aluminum producer in the United States.

Patriot American Hospitality Inc.
(U.S., 1.8%)

Patriot American Hospitality (PAH) is one of the fastest growing hotel REITs in the U.S. The Dallas-based company focuses on acquiring, redeveloping and repositioning hotels for long-term growth through a combination of improved operating performance and appreciation in value. As of December 31, 1996, PAH owned 46 hotels throughout the U.S.

Cali Realty Corp.
(U.S., 1.5%)

Cali Realty is a New Jersey-based REIT that owns approximately 7.5 million square feet of suburban office space in the New York metropolitan area. The company provides leasing, management, acquisition, development, construction and tenant-related services for its portfolio.

Hong Kong Land Holdings Ltd.
(Hong Kong, 1.0%)

Hong Kong Land is one of the dominant office landlords in central Hong Kong. The company is also active in Manila and Singapore (where it is listed on the Singapore stock exchange).

Flores & Rucks, Inc.
(U.S., 1.6%)

Flores & Rucks is a mid-sized Gulf coast exploration company. The company has benefited from successful application of new oilfield technologies and achieved excellent drilling success rates during 1996. The company has a large acreage position and should continue to grow production, reserves and cash flow during 1997 and beyond.

ENSCO International Inc.
(U.S., 1.3%)

ENSCO is one of the world's largest operators of premium "jack-up" drilling rigs. Utilization of jack-up rigs is nearly 100% worldwide and leasing rates have risen dramatically over the past two years. In addition, ENSCO operates a fleet of supply vessels in the Gulf of Mexico which is running at full capacity.

Pacalta Resources Ltd.
(Canada, 1.4%)

Pacalta is an intermediate-sized Canadian exploration and production company. The company's main producing properties are in Ecuador and the company has additional properties in Canada and Latin America. Pacalta's success exemplifies the opportunities available as countries around the world allow increased activity by foreign oil companies.

Note: Equities are listed as percentage of total investments held.
* Portfolio is subject to change.

         Global Hard Assets Fund Investment Portfolio December 31, 1996
                       See Notes to Financial Statements.

 NO. OF SHARES   SECURITIES(a)    VALUE (NOTE 1)

------------------------------------------------
 AUSTRALIA: 5.5%
 ENERGY: 1.7%
      5,100    Petroleum
               Securities
               Australia+             $  116,025
    203,570    Portman Mining
               Ltd.                      381,866
                                      ----------
                                         497,891
                                      ----------
 INDUSTRIAL METALS: 0.8%
    150,000    Pasminco Ltd.+            236,071
                                      ----------
 PRECIOUS METALS: 3.0%
    825,045    Consolidated
               Gold N.L.                 308,220
     89,000    Newcrest Mining
               Ltd.                      353,708
    750,000    Tanganyika Gold
               NL+                       205,667
                                      ----------
                                         867,595
                                      ----------
                                       1,601,557
                                      ----------
 CANADA: 14.8%
 ENERGY: 7.3%
     30,000    Abacan Resources
               Corp.+                    260,625
     65,000    Canadian 88
               Energy Corp.+             284,515
     18,000    Ensign Resource
               Service Group,
               Inc.                      331,570
     39,000    Morrison
               Petroleum Ltd.            233,302
     67,500    Pacalta
               Resources Ltd.+           398,869
     60,000    Plains Energy
               (Special Warrant
               expiring
               3/31/97)*+                218,858
      5,500    Talisman Energy
               Inc.+                     182,965
     74,000    Windsor Energy
               Corp.+                    215,940
                                      ----------
                                       2,126,644
                                      ----------
 FERTILIZER: 1.6%
      5,400    Potash
               Corporation of
               Saskatchewan              459,000
                                      ----------
 INDUSTRIAL METALS: 0.9%
      6,200    Cameco Corp.              248,317
                                      ----------
 PRECIOUS METALS: 5.0%
     10,800    Barrick Gold
               Corp.                     310,500
     25,000    Bre-X Minerals
               Ltd.                      395,769
     26,800    Cambior Inc.              394,937
     16,000    Placer Dome Inc.          348,000
                                      ----------
                                       1,449,206
                                      ----------
                                       4,283,167
                                      ----------
 FRANCE: 1.7%
 ENERGY: 1.7%
     29,000    Bouygues
               Offshore SA
               (ADR)+                    373,375
      5,600    Forasol-Foramer
               NV+                       109,900
                                      ----------
                                         483,275
                                      ----------
 HONG KONG: 2.0%
 REAL ESTATE: 2.0%
    100,000    Hong Kong Land
               Holdings Ltd.             278,000
    250,000    Sino Land Co.             305,449
                                      ----------
                                         583,449
                                      ----------
 INDONESIA: 1.1%
 FOREST PRODUCTS AND PAPER: 0.6%
     15,200    Asia Pulp &
               Paper-Spons
               (ADR)+                    172,900
                                      ----------
 INDUSTRIAL METALS: 0.5%
      8,200    P.T. Tambang
               Timah 144A (GDR)          148,625
                                      ----------
                                         321,525
                                      ----------
 ITALY: 1.2%
 ENERGY: 1.2%
      6,500    Ente Nationale
               Idrocaburi
               S.p.A.                    335,563
                                      ----------
 NETHERLANDS: 1.2%
 REAL ESTATE: 1.2%
     15,000    Renaissance
               Hotel Group NV+           352,500
                                      ----------
 NORWAY: 2.9%
 ENERGY: 1.3%
     27,000    Alvern Norway
               AS+                       360,181
                                      ----------
 FERTILIZER: 1.6%
      8,600    Norsk Hydro AS
               (ADR)                     461,175
                                      ----------
                                         821,356
                                      ----------
 UNITED KINGDOM: 0.7%
 ENERGY: 0.7%
      1,500    British
               Petroleum PLC
               (ADR)(b)                  212,063
                                      ----------

 NO. OF SHARES   SECURITIES(a)    VALUE (NOTE 1)

------------------------------------------------
 UNITED STATES: 58.2%
 ENERGY: 24.6%
     8,000     BJ Services
               Company+              $   408,000
     3,000     Diamond Offshore
               Drilling Inc.+            171,000
     7,500     ENSCO
               International
               Inc.+                     363,750
     9,000     Falcon Drilling
               Co., Inc.+                353,250
     8,700     Flores & Rucks,
               Inc.+                     463,275
    30,000     FX Energy Inc.+           277,500
    35,000     Harcor Energy
               Inc.+                     170,625
    20,000     Input/Output
               Inc.                      370,000
    12,000     KCS Energy, Inc.          429,000
     5,500     Louisiana Land &
               Exploration Co.           294,938
    21,000     Marine Drilling
               Co., Inc.+                413,438
     1,200     Mobil Corp.(b)            146,700
    15,000     Nabors
               Industries Inc.+          288,750
     8,500     Nuevo Energy
               Co.+(b)                   442,000
    23,000     Pendaries
               Petroleum Ltd.+           197,154
    36,000     SGI
               International,
               Inc.+                     145,125
    16,000     Snyder Oil Corp.          278,000
    12,500     Stone Energy
               Corp.+                    373,438
     8,000     Trico Marine
               Services Inc.+            384,000
     3,800     Triton Energy
               Ltd.+                     184,300
     8,000     United Meridian
               Corp.+                    414,000
    15,000     UTI Energy
               Corp.+                    530,625
                                     -----------
                                       7,098,868
                                     -----------
 FOREST PRODUCTS AND PAPER: 5.1%
    16,950     Buckeye
               Cellulose Corp.+          451,294
    12,000     Fort Howard
               Corp.+(b)                 332,250
    10,400     Rayonier Inc.             399,100
     3,900     Willamette
               Industries,
               Inc.(b)                   271,538
                                     -----------
                                       1,454,182
                                     -----------
 INDUSTRIAL METALS: 3.6%
    15,300     Alumax Inc.+              510,638
     6,400     Aluminum Company
               of America(b)             408,000
     3,800     Titanium Metals
               Corporation+              124,925
                                     -----------
                                       1,043,563
                                     -----------
 PRECIOUS METALS: 2.0%
    10,000     Getchell Gold
               Corp.+                    383,750
     4,200     Newmont Mining
               Corp.(b)                  187,950
                                     -----------
                                         571,700
                                     -----------
 REAL ESTATE: 22.9%
     9,000     Amerco+                   315,000
    10,000     Arden Realty
               Group, Inc.               277,500
    18,000     Boykin Lodging
               Co.                       432,000
    20,000     Brandywine
               Realty Trust              390,000
    14,000     Cali Realty
               Corp.                     432,250
     8,000     Capstar Hotel
               Co.                       157,000
     6,500     Carramerica
               Realty Corp.              190,125
    11,000     Dayton Superior
               Corp.+                    144,375
     8,000     Developers
               Diversified
               Realty Corp.              297,000
     5,200     Equity
               Residential
               Properties Trust          214,500
     6,500     HFS, Inc.                 388,375
     7,500     Highwoods
               Properties, Inc.          253,125
    15,000     Interstate
               Hotels Co.+               423,750
    10,000     Macerich Co.
               (The)                     261,250
    18,000     Meridian
               Industrial Trust
               Inc.                      378,000
    18,000     Excel Realty
               Trust Inc.                456,750
    12,000     Patriot American
               Hospitality Inc.          517,500
    15,000     Prentiss
               Properties Trust          375,000
     8,500     Federal-Realty
               Investment Trust          230,563
    12,000     Studio Plus
               Hotels, Inc.              189,000
    10,000     Urban Shopping
               Centers Inc.              290,000
                                     -----------
                                       6,613,063
                                     -----------
                                      16,781,376
                                     -----------
 TOTAL STOCKS AND OTHER
 SECURITIES: 89.3%
 (cost: $22,377,451)                 $25,775,831
                                     -----------

                       SHORT-        VALUE (NOTE 1)
 PRINCIPAL AMOUNT TERM OBLIGATIONS

---------------------------------------------------
    $1,700,000    U.S. Treasury
                  Bill due 1/02/97
                  Interest
                  Yield 4.32%           $ 1,699,799
       700,000    General Electric
                  Capital Corp.
                  Commercial Paper
                  due 1/02/97
                  Interest Yield
                  5.58%                     699,893
       675,000    American Express
                  Company
                  Commercial
                  Paper due
                  1/02/97
                  Interest Yield
                  6.64%                     674,877
                                        -----------
 TOTAL SHORT-TERM OBLIGATIONS:
 10.7%
 (amortized cost: $3,074,570)             3,074,569
                                        -----------
 TOTAL INVESTMENTS: 100% (cost
 $25,452,021)                           $28,850,400
                                        ===========

(a)Unless otherwise indicated, securities owned are shares of common stock. *Fair value as determined by Board of Trustees.
+Non-income producing.
(b) Securities segregated for futures contracts.
Glossary:
 ADR--American Depositary Receipts
 GDR--Global Depositary Receipts

SUMMARY OF INVESTMENTS BY                                              % OF
INDUSTRY                                                             PORTFOLIO
-------------------------                                            ---------
Energy                                                                 38.5%
Fertilizers                                                             3.2%
Forest Products and Paper                                               5.7%
Industrial Metals                                                       5.8%
Precious Metals                                                        10.0%
Real Estate                                                            26.1%
U.S. Govt.                                                              5.9%
Commercial Paper                                                        4.8%
                                                                      ------
                                                                      100.0%
                                                                      ======

                       See Notes to Financial Statements.

                  Global Hard Assets Fund Financial Statements
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

 ASSETS:
 Investments at value (cost, $25,452,021) (Note 1)                 $28,850,400
 Cash--initial margin for futures (Note 6)                              72,467
 Receivables:
 Securities sold                                                     2,099,727
 Capital shares sold                                                 1,529,771
 From Advisor                                                            4,752
 Dividends                                                              45,459
 Deferred organization costs and other assets                           24,261
                                                                   -----------
  Total assets                                                      32,626,837
                                                                   -----------
 LIABILITIES:
 Payables:
 Due to custodian                                                      222,407
 Capital shares redeemed                                                 1,169
 Securities purchased                                                1,094,592
 Dividends payable                                                     265,409
 Due to broker-variation margin (Note 6)                                30,452
 Unrealized depreciation on open forward currency contracts
  (Note 7)                                                                  70
 Accounts payable                                                       46,142
                                                                   -----------
  Total
   liabilities                                                       1,660,241
                                                                   -----------
 NET ASSETS                                                        $30,966,596
                                                                   ===========
 CLASS A
 Net asset value and redemption price per share
  ($27,226,101/1,888,529)                                               $14.42
                                                                        ======
 Maximum offering price per share (NAV/(1-maximum sales
  commission))                                                          $15.14
                                                                        ======
 CLASS B
 Net asset value, offering price, and redemption price per share
  ($1,805,589/124,548) (Redemption may be subject to a contingent
  deferred sales charge within the first six years of ownership)        $14.50
                                                                        ======
 CLASS C
 Net asset value, offering price and redemption price per share
  ($1,934,906/133,262) (Redemption may be subject to a contingent
  deferred sales charge within the first year of ownership)             $14.52
                                                                        ======
 Net assets consist of:
 Aggregate paid in capital                                         $27,640,731
 Unrealized appreciation of investments, futures and foreign denominated assets, liabilities and foreign forward exchange
  contracts                                                          3,397,340
 Overdistributed net investment income                                 (11,027)
  Overdistributed realized gains                                       (60,448)
                                                                   -----------
                                                                   $30,966,596
                                                                   ===========

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1996

INCOME:
Dividends (less foreign taxes withheld of $3,686)                   $172,479
Interest                                                              91,969
                                                                    --------
  Total income                                                       264,448
EXPENSES:
Management (Note 2)                                        121,846
Distribution Class A (Note 4)                               55,061
Distribution Class B (Note 4)                                4,615
Distribution Class C (Note 4)                                2,694
Administration (Note 2)                                      1,422
Transfer agency                                             69,074
Custody                                                     22,260
Professional                                                14,291
Reports to shareholders                                     14,403
Registration                                                24,078
Amortization of organization costs                           7,917
Other                                                        9,854
                                                          --------
Total expenses                                             347,515
Expenses assumed by the Advisor and reduced by custodian
 and directed brokerage arrangements
 (Note 2)                                                 (250,941)
                                                          --------
Net expenses                                                          96,574
                                                                    --------
  Net investment income                                              167,874

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 (NOTE 3):
Realized gain from security transactions                          $1,802,548
Realized loss from futures contracts                                  (6,413)
Realized loss from options                                            (6,085)
Realized loss from foreign currency transactions                     (18,109)
Change in unrealized appreciation of foreign denominated
 assets, liabilities and foreign forward exchange contracts             (806)
Change in unrealized appreciation of investments and futures       3,072,207
                                                                  ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $5,011,216
                                                                  ==========

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31, 1996 and 1995

                                                 1996         1995
                                              -----------  -----------
 INCREASE IN NET ASSETS:
 OPERATIONS:
 Net investment income                        $   167,874  $    92,284
 Realized gain from security transactions       1,802,548      110,229
 Realized loss from futures contracts              (6,413)      (8,549)
 Realized loss from options                        (6,085)      (3,178)
 Realized gain (loss) from foreign currency
  transactions                                    (18,109)      26,126
 Change in unrealized appreciation
  (depreciation) of foreign denominated
  assets, liabilities and foreign forward
  exchange contracts                                 (806)         163
 Change in unrealized appreciation of
  investments and futures                       3,072,207      338,597
                                              -----------  -----------
 Increase in net assets resulting from
  operations                                    5,011,216      555,672
                                              -----------  -----------
 Dividends to shareholders from:
 Net investment income:
  Class A Shares                                 (138,261)    (208,703)
  Class B Shares                                   (6,619)         --
  Class C Shares                                   (5,498)      (8,428)
                                              -----------  -----------
                                                 (150,378)    (217,131)
                                              -----------  -----------
 Tax return of capital:
  Class A Shares                                  (24,349)         --
  Class B Shares                                   (1,685)         --
  Class C Shares                                   (1,736)         --
                                              -----------  -----------
                                                  (27,770)         --
                                              -----------  -----------
 Realized gains:
  Class A Shares                               (1,624,532)         --
  Class B Shares                                 (112,412)         --
  Class C Shares                                 (115,843)         --
                                              -----------  -----------
                                               (1,852,787)         --
                                              -----------  -----------
                                                2,980,281      338,541
                                              -----------  -----------
 CAPITAL SHARE TRANSACTIONS (NOTE 5):
 Net proceeds from sales of shares:
  Class A Shares                               23,268,676    3,672,872
  Class B Shares                                1,647,285          --
  Class C Shares                                1,618,492      161,154
                                              -----------  -----------
                                               26,534,453    3,834,026
                                              -----------  -----------
 Reinvestment of dividends:
  Class A Shares                                1,573,761      186,116
  Class B Shares                                   68,637          --
  Class C Shares                                  115,442        8,422
                                              -----------  -----------
                                                1,757,840      194,538
                                              -----------  -----------
 Cost of shares reacquired:
  Class A Shares                               (4,153,693)  (1,792,934)
  Class B Shares                                      (29)         --
  Class C Shares                                 (152,978)        (609)
                                              -----------  -----------
                                               (4,306,700)  (1,793,543)
                                              -----------  -----------
 Increase in net assets resulting from
  capital share transactions                   23,985,593    2,235,021
                                              -----------  -----------
 Total increase in net assets                  26,965,874    2,573,562
 NET ASSETS:
  Beginning of year                             4,000,722    1,427,160
                                              -----------  -----------
  End of year                                 $30,966,596  $ 4,000,722
                                              ===========  ===========

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
                            Global Hard Assets Fund
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

                                     CLASS A                  CLASS B                CLASS C
                          -------------------------------- -------------- --------------------------------
                                            FOR THE PERIOD FOR THE PERIOD                   FOR THE PERIOD
                            YEAR ENDED       NOVEMBER 2,     APRIL 24,      YEAR ENDED       NOVEMBER 2,
                           DECEMBER 31,       1994(a) TO     1996(a) TO    DECEMBER 31,       1994(a) TO
                          ----------------   DECEMBER 31,   DECEMBER 31,  ----------------   DECEMBER 31,
                           1996     1995         1994           1996       1996     1995         1994
                          -------  -------  -------------- -------------- -------  -------  --------------
Net Asset Value,
 Beginning of Period....  $ 10.68  $  9.41     $  9.53        $ 12.55     $ 10.76  $  9.41     $  9.53
                          -------  -------     -------        -------     -------  -------     -------
Income from Investment
 Operations:
 Net Investment Income..     0.15     0.32+      0.010+          0.11        0.11     0.34+       0.01+
 Net Gain (Loss) on
  Investments (both
  realized and
  unrealized)...........     4.70     1.57      (0.115)          2.95        4.73     1.63       (0.12)
                          -------  -------     -------        -------     -------  -------     -------
Total from Investment
 Operations.............     4.85     1.89      (0.105)          3.06        4.84     1.97       (0.11)
                          -------  -------     -------        -------     -------  -------     -------
Less Distributions:
 Dividends from Net
  Investment Income.....    (0.14)   (0.62)     (0.015)         (0.14)      (0.11)   (0.62)      (0.01)
 Distributions from
  Capital Gains.........    (0.95)     --          --           (0.95)      (0.95)     --          --
 Tax Return of Capital..    (0.02)     --          --           (0.02)      (0.02)     --          --
                          -------  -------     -------        -------     -------  -------     -------
                            (1.11)   (0.62)     (0.015)         (1.11)      (1.08)   (0.62)      (0.01)
                          -------  -------     -------        -------     -------  -------     -------
Net Asset Value, End of
 Period.................  $ 14.42  $ 10.68     $  9.41        $ 14.50     $ 14.52  $ 10.76     $  9.41
                          =======  =======     =======        =======     =======  =======     =======
Total Return (b)........    45.61%   20.09%      (1.10%)        24.55%      45.18%   20.94%      (1.20%)
----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY
 DATA
Net Assets, End of
 Period (000)...........  $27,226  $ 3,820     $ 1,419        $ 1,806     $ 1,935     $181          $8
Ratio of Gross Expenses
 to Average Net Assets
 (c)....................     2.63%    4.05%       3.40%          3.27%       6.02%   37.88%      39.49%
Ratio of Net Expenses to
 Average Net Assets.....     0.72%       0%       0.15%*         1.64%*      1.31%       0%       0.56%*
Ratio of Net Investment
 Income to Average Net
 Assets.................     1.45%    3.08%       0.84%*          .53%*       .84%    3.30%       0.53%*
Portfolio Turnover Rate.   163.91%  179.33%          0%        163.91%     163.91%  179.33%          0%
Average Commission Rate
 Paid (d)...............  $0.0178                             $0.0178     $0.0178

-----------
(a) Commencement of operations.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total return for a period of less than one year is not annualized.
(c) Had the Advisor not assumed expenses or had expenses not been reduced by custodian fee and directed brokerage arrangements.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades in which commission is charged.
* Annualized.
+ Based on average shares outstanding.

                      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Van Eck Funds (the "Trust"), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Global Hard Assets Fund series, a non-diversified fund (the "Fund") of the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management's estimates and the actual results could differ.

A. SECURITY VALUATION--Securities traded on national or foreign exchanges are valued at the last sales prices reported at the close of business on the last business day of the year. Over-the-counter securities and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations are valued at cost which with accrued interest approximates value. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses and the appreciation (depreciation) attributable to foreign currency fluctuations on other foreign denominated assets and liabilities are recorded as net realized and unrealized gains and losses from foreign currency transactions, respectively.

D. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

E. DISTRIBUTIONS TO SHAREHOLDERS--Dividends to shareholders from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of foreign currency transactions, short-term capital gains, real estate investment trusts, post-October losses and return of capital dividends paid. The effect of these differences for the year ended December 31, 1996 decreased undistributed net investment income by $28,523, decreased overdistributed realized gains by $20,483 and increased aggregate paid in capital by $8,040.

F. DEFERRED ORGANIZATION COSTS--Deferred organization costs are being amortized over a period of five years beginning on November 2, 1994 (commencement of operations).

                            Global Hard Assets Fund
-------------------------------------------------------------------------------

G. USE OF DERIVATIVE INSTRUMENTS
  OPTION CONTRACTS--The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

  The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term capital gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

NOTE 2--Van Eck Associates Corporation (the "Advisor") earned fees of $121,846 for investment management and advisory services. The fee was based on an annual rate of 1% of the Fund's average daily net assets. The Advisor agreed to assume all expenses for the period January 1, 1996 to June 30, 1996. The Advisor also agreed to assume expenses exceeding 1% of average daily net assets for the period July 1, 1996 to December 31, 1996 for Class A shares. For Class B and C shares the Advisor agreed to assume expenses in excess of 1% of average daily net assets for the period July 1, 1996 to October 31, 1996 and in excess of 2% for the period November 1, 1996 to December 31, 1996.

The Fund has a fee arrangement based on cash balances left on deposit with the custodian, which reduces the Fund's operating expenses. For the year ended December 31, 1996, the Fund's custodian expenses were reduced by $2,382 under this arrangement. The Fund had some of its portfolio trades directed to a broker-dealer who, in return, agreed to pay a portion of the Fund's expenses. For the year ended December 31, 1996 the portion of the Fund's expenses reduced by this directed brokerage arrangement amounted to $1,086.

In accordance with the advisory agreement, the Fund reimbursed Van Eck Associates Corporation $1,422 for costs incurred in connection with certain administrative and operating functions. Van Eck Securities Corporation (the "Distributor") received $53,056 for the year ended December 31, 1996 from commissions earned on sales of Class A shares after deducting $273,203 allowed to other dealers. Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation. As of December 31, 1996, Van Eck Associates Corporation owned 6.32% of the outstanding Class A shares of beneficial interest.

NOTE 3--Purchases and proceeds from sales of investments, other than short-term obligations, aggregated $35,406,296 and $17,666,696, respectively, for the year ended December 31, 1996. For federal income tax purposes the cost of investments owned at December 31, 1996 was $25,514,876. As of December 31, 1996 net unrealized appreciation for federal income tax purposes aggregated $3,335,524 of which $3,593,554 related to appreciated investments and $258,030 related to depreciated investments.

NOTE 4--Pursuant to a Rule 12b-1 Plan of Distribution (the "Plan") the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and service shareholder accounts and payments to Van Eck Securities Corporation ("VESC"), the distributor, for reimbursement of other actual promotion and distribution expenses incurred by the distributor on behalf of the Fund. The amount paid under the Plan in any one year is limited to .50% of average daily net assets for Class A shares and 1.00% of average daily net assets for Classes B and C shares (the "Annual Limitations"). For Class C shares, the Fund will pay to the selling broker at the time of sale 1% of the amount of the purchase. Such 12b-1 fees will be expensed by the Fund over the course of the first twelve months from the time of purchase. Should the payments to the brokers made by the Fund exceed, on an annual basis, 1% of average daily net assets, VESC will reimburse the Fund for any excess. Class C shareholders redeeming within one year of purchase will be subject to a 1% redemption charge which will be retained by the Fund. After the first year, the 1% 12b-1 fee will be paid to VESC which will retain a portion of the fee for distribution services and pay the remainder to brokers.

All distribution fees and contingent deferred sales charges had been waived by the Fund for Class C shares until November 1, 1996 and VESC has agreed to assume the Fund's obligation to pay the selling brokers.

Distribution expenses incurred under the Plan that have not been paid because they exceed the Annual Limitation may be carried forward to future years and paid by the Fund within the Annual Limitation. VESC has waived its right to reimbursement of the carried forward amounts incurred for the period November 2, 1994 through April 30, 1997 in the event the Plan is terminated, unless the Board of Trustees determines that reimbursement of the carried forward amounts is appropriate. The accumulated amount of excess distribution expenses incurred over the Annual Limitations as of December 31, 1996, was $312,162 for Class A shares, $32,733 for Class B shares, and $126,888 for Class C shares.

                            Global Hard Assets Fund
-------------------------------------------------------------------------------
NOTE 5--SHARES OF BENEFICIAL INTEREST ISSUED AND REDEEMED
(unlimited number of $.001 par value shares authorized):

                                        YEAR ENDED
                        YEAR ENDED     DECEMBER 31,
                    DECEMBER 31, 1996      1995
                    ------------------ ------------
 CLASS A
 Shares sold            1,743,237         360,738
 Shares reinvested        109,716          17,425
                        ---------        --------
                        1,852,953         378,163
 Shares reacquired       (321,972)       (171,459)
                        ---------        --------
 Net increase           1,530,981         206,704
                        =========        ========
                      FOR THE PERIOD
                    APRIL 24, 1996+ TO
                    DECEMBER 31, 1996
                    ------------------
 CLASS B
 Shares sold              119,806
 Shares reinvested          4,744
                        ---------
                          124,550
 Shares reacquired             (2)
                        ---------
 Net increase             124,548
                        =========
                                        YEAR ENDED
                        YEAR ENDED     DECEMBER 31,
                    DECEMBER 31, 1996      1995
                    ------------------ ------------
 CLASS C
 Shares sold              119,532          15,208
 Shares reinvested          8,772             783
                        ---------        --------
                        ---------
                          128,304          15,991
 Shares reacquired        (11,865)            (61)
                        ---------        --------
 Net increase             116,439          15,930
                        =========        ========

-------
+ Commencement of operations.

NOTE 6--FUTURES CONTRACTS:
As of December 31, 1996 the Fund was long and short commodity futures contracts. The long copper and zinc contracts were acquired in lieu of a direct acquisition of the commodities. The long unleaded gasoline and short crude oil contracts were acquired in lieu of direct acquisitions of refining companies. The Advisor believes these synthetic positions are a duplication of the purchases of the commodities and refining companies and believes the futures contracts are more advantageous for operational and liquidity reasons than a direct acquisition of the commodities and refining companies. In the remote chance the broker cannot fulfill its obligation, the Fund could lose any variation margin due it. Subsequent payments are made or received each day dependent upon the daily fluctuations in the value of the underlying commodity. Risks may be caused by an imperfect correlation between the movements in the price of the futures contract and the price of the underlying commodity. Realized gains and losses from futures contracts are reported separately.

                         EXPIRATION    NUMBER OF CONTRACT CURRENT  UNREALIZED
LONG                        DATE       CONTRACTS  VALUE    VALUE   GAIN (LOSS)
CONTRACTS:            ---------------- --------- -------- -------- -----------
Copper                March 26, 1997       15    $375,563 $375,938   $   375
Copper                March 26, 1997        5     125,000  125,313       313
Gasoline NY Unleaded  January 31, 1997      5     145,950  148,743     2,793
Gasoline NY Unleaded  January 31, 1997      5     146,790  148,743     1,953
Gasoline NY Unleaded  January 31, 1997      5     147,000  148,743     1,743
Gasoline NY Unleaded  April 30, 1997        5     139,650  148,953     9,303
Gasoline NY Unleaded  April 30, 1997       10     280,140  297,906    17,766
Zinc                  March 27, 1997       15     402,000  397,110    (4,890)
Zinc                  March 27, 1997       15     396,375  395,745      (630)
                                                                     -------
                                                                      28,726
                                                                     -------

                                EXPIRATION     NUMBER OF CONTRACT CURRENT  UNREALIZED
SHORT                              DATE        CONTRACTS  VALUE    VALUE   GAIN (LOSS)
CONTRACTS:                   ----------------- --------- -------- -------- -----------
Crude Oil                    January 21, 1997       5    $126,200 $129,600  $ (3,400)
Crude Oil                    January 21, 1997       5     126,750  129,600    (2,850)
Crude Oil                    January 21, 1997       5     126,650  129,600    (2,950)
Crude Oil                    February 20, 1997     15     368,850  388,800   (19,950)
                                                                            --------
                                                                             (29,150)
                                                                            --------
Net unrealized depreciation                                                 $   (424)
                                                                            ========

NOTE 7--FORWARD CURRENCY CONTRACTS:

The Fund bought and sold forward foreign currency contracts to settle purchases and sales of foreign denominated securities. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligations or there are unanticipated movements of the foreign currency relative to the U.S. dollar. Realized and unrealized gains and losses from forward foreign currency contracts are included in realized and unrealized gain (loss) from foreign currency transactions.

At December 31, 1996, the Fund had the following outstanding forward foreign currency contracts:

                                  VALUE AT
                                 SETTLEMENT CURRENT  UNREALIZED
CONTRACT                            DATE     VALUE  DEPRECIATION
--------                         ---------- ------- ------------
FOREIGN CURRENCY BUY CONTRACT
AUD 13,409 expiring 1/02/97       $10,711   $10,658     $(53)
FOREIGN CURRENCY SALES CONTRACT
AUD 114,143 expiring 1/06/97       90,710    90,727      (17)
                                                        ----
                                                        $(70)
                                                        ====

NOTE 8--The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. In addition, some foreign companies are not generally subject to the same uniform accounting, auditing and financial rules as are American companies, and there may be less governmental supervision and regulation. Foreign investments may also be subject to foreign taxes, dividend collection fees and settlement delays.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production or distribution of precious metals, ferrous and non-ferrous metals, oil and gas, forest products, real estate and other non-agricultural commodities. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios.

NOTE 9--TRUSTEE DEFERRED COMPENSATION PLAN

The Trust established a Deferred Compensation Plan (the "Plan") for trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating trustees. The fees otherwise payable to the participating trustees are invested in shares of the Van Eck Funds as directed by the trustees. If a trustee has directed all or a portion of his fee to be invested in the Fund, the unfunded liability remains outstanding in the Fund's records since the Fund can not invest in itself. The Plan has been approved by the Internal Revenue Service.

As of December 31, 1996 the total value of the assets and corresponding liability of the Fund's portion of the Plan is $1,087.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of the Van Eck Funds:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Global Hard Assets Fund (the "Fund") (one of the series constituting the Van Eck Funds) as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period November 2, 1994 (commencement of operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Hard Assets Fund series of the Van Eck Funds as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period November 2, 1994 (commencement of operations) to December 31, 1994, in conformity with generally accepted accounting principles.

                   Coopers & Lybrand L.L.P.

New York, New York
February 21, 1997

VAN ECK FAMILY OF FUNDS
-------------------------

Global Hard Assets Fund

Seeks long-term capital appreciation by investing globally, primarily in "Hard Asset Securities." Income is a secondary consideration.

International Investors Gold Fund

Founded in 1955, this Fund is the oldest gold-oriented mutual fund in the U.S. It invests in gold-mining shares globally and seeks long-term capital appreciation, moderate yield and protection against monetary uncertainties.

Gold/Resources Fund

Seeking a long-term global hedge against inflation and other risks, this Fund invests in gold-mining and natural resources companies outside South Africa.

Gold Opportunity Fund

Seeks capital appreciation by investing globally in equity securities of companies engaged in the exploration, development, production and distribution of gold and other precious metals, and through active asset allocation between gold-related assets and cash instruments.

Emerging Markets Growth Fund

This Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

Asia Dynasty Fund

This Fund seeks long-term capital appreciation by investing in the equity securities of companies that are expected to benefit from the development and growth of the economies in the Asia Region.

Asia Infrastructure Fund

Seeks long-term capital appreciation by investing in the equity securities of infrastructure companies that are expected to benefit from the development and growth of the economies in the Asia Region.

Global Balanced Fund

This Fund seeks long-term capital appreciation together with current income by investing in stocks, bonds and money market instruments worldwide.

Global Income Fund

This Fund seeks high total return through a flexible policy of investing globally, primarily in debt securities.

U.S. Government Money Fund

This Fund seeks the highest safety of principal and daily liquidity by investing in U.S. Treasury bills and repurchase agreements collateralized by U.S. Government obligations.


This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus before investing.

[LOGO] VAN ECK GLOBAL

Van Eck Securities Corporation
99 Park Avenue, New York, N.Y. 10016
http://www.vaneck.com

For account assistance please call (800) 544-4653

FR1997-0121-0014

                               DECEMBER 31, 1996

                                    VAN ECK
                            ----------------------
                                    GLOBAL
                            ----------------------
                                     HARD
                            ----------------------
                                    ASSETS
                            ----------------------
                                     FUND
                            ----------------------
                                    ANNUAL
                            ----------------------
                                    REPORT
                            ----------------------

[LOGO] VAN ECK GLOBAL